EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of February 22, 2010 (the “Amendment”) is entered into among SPX Corporation, a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers, the Subsidiary Guarantors, the Lenders party hereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent and Bank of America, N.A., as Administrative Agent.  All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Parent Borrower, the Lenders, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of September 21, 2007 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the parties hereto agree to amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                       Amendments.  The Credit Agreement is hereby amended as follows:

(a)                                  Clause (g) in the definition of “Consolidated EBITDA” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

(g) extraordinary or non-recurring cash charges resulting from restructuring, severance, plant-closings, integration and other non-recurring events; provided that the amounts referred to in this clause (g) reported in any fiscal period ending after December 31, 2009 shall not, in the aggregate subsequent to December 31, 2009, exceed the sum of (i) $60 million plus (ii) the unused amount of permitted add-backs to Consolidated EBITDA prior to December 31, 2009 pursuant to this clause (g) as it was in effect prior to the First Amendment to this Agreement, on an after-tax basis, and

(b)                                 The definition of “Counter-Guarantee” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Counter-Guarantee”:  (a) a customary standby letter of credit, bank guarantee or surety (each in compliance with the Mandatory Requirements) issued by a Foreign Issuing Lender as credit support for an Indirect Foreign Credit Instrument issued by an Indirect Foreign Issuing Lender or (b) a customary standby letter of credit, bank guarantee or surety (each in compliance with the Mandatory Requirements) issued by a Foreign Issuing Lender as credit support for a standby letter of credit, bank guarantee or surety issued by itself or another financial institution (including one of such Foreign Issuing Lender’s domestic or foreign branches or affiliates).

(c)                                  The definition of “Foreign Issuing Lender” in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

“Foreign Issuing Lender”: (a) a Lender with a Foreign Credit Instrument Issuing Commitment or with Foreign Trade Exposure, (b) a Person that has had its Foreign Credit Instrument Issuing Commitment terminated at the election of the Parent Borrower pursuant to the terms of Section 2.6(b)(i) but that has issued prior to such termination Foreign Credit Instruments and/or Joint Signature Foreign Credit Instruments pursuant to Section 2.6 that continue to remain outstanding following such termination (for which it has not received a Counter Guarantee at the election of the Parent Borrower in its sole discretion as credit support for such Foreign Credit Instruments and/or Joint Signature Foreign Credit Instruments), (c) any other Lender with a Foreign Credit Commitment that becomes a Foreign Issuing Lender pursuant to Section 2.6(t), with respect to Foreign Credit Instruments issued by it, and (d) with respect to those Existing Foreign Credit Instruments set forth in Schedule 2.6(a), the Lender designated as the issuer of any such Existing Foreign Credit Instrument on such Schedule 2.6(a).

(d)                                 The following sentences are hereby added at the end of Section 2.5(a) of the Credit Agreement to read as follows:

The letters of credit described on Schedule 2.5(a) shall be deemed to be “Letters of Credit” for all purposes of this Agreement and the other Loan Documents, and the Parent Borrower shall be obligated to reimburse the applicable Issuing Lender hereunder for any drawings under such Letters of Credit.  Furthermore, if (v) any letter of credit has been previously issued by an Issuing Lender, (w) the reimbursement obligations of the account party (the “Original Letter of Credit Account Party”) relating to such letter of credit have been or are assumed in writing by the Parent Borrower or any Subsidiary (such assuming Person, the “Letter of Credit Assuming Person”) pursuant to a Permitted Acquisition or other transaction permitted under the Credit Agreement, (x) there is sufficient availability hereunder for the inclusion of such letter of credit as a Letter or Credit hereunder, (y) such letter of credit satisfies all of the requirements of a Letter of Credit hereunder, and (z) the conditions of Sections 4.2(a) and 4.2(b) are satisfied, then upon the written request (which written request shall include a statement that the foregoing requirements (v) through (z), inclusive, have been satisfied) of the Parent Borrower to such Issuing Lender (consented to in writing by such Issuing Lender) and the submission by the Parent Borrower to the Administrative Agent of a copy of such request bearing such consent, such letter of credit shall be (from the date of such consent of such Issuing Lender) deemed a Letter of Credit for all purposes of this Agreement and the other Loan Documents and considered issued hereunder pursuant to the terms hereof (the terms hereof and of the other Loan Documents shall govern and prevail in the case of any conflict with the provisions of the agreement(s) pursuant to which such letter of credit had been issued (such agreement(s), the “Original Letter of Credit Agreements”), and such Issuing Lender shall be deemed to have released the Original Letter of Credit Account Party and the Letter of Credit Assuming Person from the Original Letter of Credit Agreements to the extent of such conflict).  Notwithstanding that any such assumed letter of credit is in support of any obligations of, or is for the account of, a Subsidiary, the Parent Borrower agrees that it shall be obligated to reimburse the applicable Issuing Lender hereunder for any and all drawings under such letter of credit.

(e)                                  The following sentences are hereby added at the end of Section 2.5(c) of the Credit Agreement to read as follows:

Notwithstanding the foregoing sentence, the letters of credit described on Schedule 2.5(c) with expiry dates after the Domestic Revolving Maturity Date (the “Long Term Letters of Credit”) shall be deemed to be “Letters of Credit” for all purposes of this Agreement and the other Loan Documents.  The Parent Borrower agrees that on the earlier of the Domestic Revolving Maturity Date or other termination of this Agreement the Parent Borrower shall either (A) cause each such Long Term Letter of Credit to be surrendered for cancellation to the Parent Borrower or (B) provide Letter of Credit Cash Cover (as defined below) (or other credit support reasonably satisfactory) to the Administrative Agent in an amount equal to at least 103% of the Face Amount of each such Long Term Letter of Credit.  Upon notice to the Administrative Agent of the termination, reduction or expiration (without any pending drawing) of any such Long Term Letter of Credit, the Administrative Agent shall release the whole or relevant part of the Letter of Credit Cash Cover (or other relevant credit support) within three Business Days of the relevant date of termination, reduction or expiration, and the Administrative Agent shall use the Letter of Credit Cash Cover (or other relevant credit support) to promptly reimburse the applicable Issuing Lender honoring any Long Term Letter of Credit.  If the Parent Borrower is obliged to provide for Letter of Credit Cash Cover pursuant to the preceding provisions, the Parent Borrower shall pay the relevant amount for which it shall provide Letter of Credit Cash Cover in Dollars to an account of the Administrative Agent, in the name of the Parent Borrower, to be maintained for the benefit of the applicable Issuing Lender (such deposited amount, the “Letter of Credit Cash Cover”).  Such account shall be an interest bearing account (subject to the preceding provisions with the amount of interest to be determined by the Administrative Agent in accordance with its standard business practice) in the name of the Parent Borrower and such account shall be pledged to the Administrative Agent on the basis of a pledge agreement in form and substance reasonably satisfactory to the Administrative Agent and the Parent Borrower.  For the avoidance of doubt, the parties hereto agree that the obligation of the Domestic Revolving Lenders hereunder to reimburse the applicable Issuing Lender for any unreimbursed LC Disbursements with respect to any Long Term Letter of Credit shall terminate on the Domestic Revolving Maturity Date with respect to any drawings occurring after that date.

(f)                                    The following sentences are hereby added at the end of Section 2.6(a) of the Credit Agreement to read as follows:

The letters of credit described on Schedule 2.6(a)(2) shall be deemed to be “Foreign Credit Instruments” for all purposes of this Agreement and the other Loan Documents, and the Parent Borrower shall be obligated to reimburse the applicable Foreign Issuing Lender hereunder for any drawings under such Foreign Credit Instruments.  Furthermore, if (v) any letter of credit, guarantee or surety has been previously issued by a Foreign Issuing Lender, (w) the reimbursement obligations of the account party (the “Original Foreign Credit Instrument Account Party”) relating to such letter of credit, guarantee or surety have been or are assumed in writing by the Parent Borrower or any Subsidiary (such assuming Person, the “Foreign Credit Instrument Assuming Person”) pursuant to a Permitted Acquisition or other transaction permitted under the Credit Agreement, (x) there is sufficient availability hereunder for the inclusion of such letter of credit, guarantee or surety as a Foreign Credit Instrument hereunder, (y) such letter of credit, guarantee or surety satisfies all of the requirements of a Foreign Credit Instrument hereunder, and (z) the conditions of Sections 4.2(a) and 4.2(b) are satisfied, then upon the written request of the Parent Borrower to such Foreign Issuing Lender (consented to in writing by such Foreign Issuing Lender), the submission by the Parent Borrower to the Foreign Trade Facility Agent of a copy of such request bearing such consent and the submission by a Borrower to the Foreign Trade Facility Agent of a completed Utilization Request including a statement that the foregoing requirements (v) through (z), inclusive, have been satisfied and that such Borrower submitting such Utilization Request shall be treated as a Borrower hereunder with respect to such letter of credit, guarantee or surety, such letter of credit, guarantee or surety shall be (from the date of such consent of such Foreign Issuing Lender) deemed a Foreign Credit Instrument for all purposes of this Agreement and the other Loan Documents and considered issued hereunder at the request of the Borrower that submitted such Utilization Request pursuant to the terms hereof (the terms hereof and of the other Loan Documents shall govern and prevail in the case of any conflict with the provisions of the agreement(s) pursuant to which such letter of credit, guarantee or surety had been issued (such agreement(s), the “Original Foreign Credit Instrument Agreements”), and such Foreign Issuing Lender shall be deemed to have released the Original Foreign Credit Instrument Account Party and the Foreign Credit Instrument Assuming Person from the Original Foreign Credit Instrument Agreements to the extent of such conflict).  Any Utilization Request submitted to the Foreign Trade Facility Agent pursuant to the immediately preceding sentence shall be reviewed and processed in accordance with Section 2.6(c), Section 2.6(d), Section 2.6(e) and Section 2.6(f), as applicable.  Notwithstanding that any such assumed letter of credit, guarantee or surety is in support of any obligations of, or is for the account of, a Subsidiary, the Parent Borrower and the Foreign Subsidiary Borrowers agree that the applicable Borrower (as identified in the Utilization Request referenced above) shall be obligated to reimburse the applicable Foreign Issuing Lender hereunder for any and all drawings under such letter of credit, guarantee or surety.

(g)                                 The first sentence of Section 2.6(g)(iv) of the Credit Agreement is hereby amended to read as follows:

The relevant Foreign Issuing Lender may either issue the Foreign Credit Instrument directly or, if requested by and agreed with the relevant Borrower, arrange that the Foreign Credit Instrument (an “Indirect Foreign Credit Instrument”) be issued by a second bank (including one of such Foreign Issuing Lender’s domestic or foreign branches or affiliates) or financial institution (the “Indirect Foreign Issuing Lender”) against its corresponding Counter-Guarantee in the form satisfactory to the Indirect Foreign Issuing Lender.

(h)                                 Section 2.6(o)(v) of the Credit Agreement is hereby amended to read as follows:

(v)                                 If the term on any Foreign Credit Instrument or Joint Signature Foreign Credit Instrument extends beyond the Foreign Trade Maturity Date or other termination of this Agreement, or if any obligation of any Foreign Issuing Lender with respect to any Foreign Credit Instrument or Joint Foreign Credit Instrument governed by the laws of the People’s Republic of China or any other Governmental Authority extends beyond the Foreign Trade Maturity Date or other termination of this Agreement, the applicable Borrower shall, on the earlier of the Foreign Trade Maturity Date or the date of such other termination of this Agreement, either (A) cause such Foreign Credit Instrument or

Joint Signature Foreign Credit Instrument to be surrendered for cancellation to the applicable Foreign Issuing Lender or (B) provide Cash Cover (or other credit support reasonably satisfactory) to the Foreign Trade Facility Agent in an amount equal to at least 103% of the Dollar Equivalent of the Face Amount of such Foreign Credit Instrument or Joint Signature Foreign Credit Instrument.  Upon notice to the Foreign Trade Facility Agent of the termination, reduction or expiration (without any pending drawing) of such Foreign Credit Instrument or Joint Signature Foreign Credit Instrument issued by such Foreign Issuing Lender, the Foreign Trade Facility Agent shall release the whole or relevant part of the Cash Cover within three Business Days of the relevant date of termination, reduction or expiration, and the Foreign Trade Facility Agent shall use Cash Cover to promptly reimburse any Foreign Issuing Lender honoring any Foreign Credit Instrument or Joint Signature Foreign Credit Instrument.

(i)                                     A new Schedule 2.5(a) is hereby added to the Credit Agreement to read as provided on Schedule 2.5(a) attached hereto.

(j)                                     A new Schedule 2.5(c) is hereby added to the Credit Agreement to read as provided on Schedule 2.5(c) attached hereto.

(k)                                  A new Schedule 2.6(a)(2) is hereby added to the Credit Agreement to read as provided on Schedule 2.6(a)(2) attached hereto.

2.                                       Conditions Precedent.  This Amendment (or portions thereof as specified in this Section 2) shall be effective upon satisfaction of the following conditions precedent:

(a)                                  For paragraphs (a), (d), (e), (i) and (j) of Section 1, receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Parent Borrower, the other Loan Parties, the Required Lenders and the Administrative Agent;

(b)                                 For paragraphs (b), (c), (f), (g), (h) and (k) of Section 1, receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Parent Borrower, the other Loan Parties, the Administrative Agent, the Foreign Trade Facility Agent, the Foreign Issuing Lenders, the Required Lenders and a majority of the Lenders holding Foreign Credit Commitments; and

(c)                                  For paragraph (a) of Section 1 (but for the avoidance of doubt not for paragraphs (b) through (k) inclusive of Section 1), receipt by the Administrative Agent for the account of each Lender approving this Amendment on or before 5:00 p.m. Eastern time on February 19, 2010, of a fee in an amount equal to five (5) basis points (0.05%) on the aggregate amount of each such Lender’s (i) Commitment and (ii) portion of the Initial Term Loans outstanding as of the date hereof.

The Administrative Agent shall notify the Loan Parties, the Foreign Trade Facility Agent, and the Lenders if and when this Amendment (or portions thereof as specified in this Section 2) becomes effective.

3.                                       Miscellaneous.

(a)                                  The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)                                 Each Subsidiary Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)                                  Each of the Loan Parties hereby represents and warrants as follows:

(i)                                     Such Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)                                  This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)                               No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)                                 The Parent Borrower represents and warrants to the Lenders that (i) the representations and warranties of the Parent Borrower set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)                                  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by telecopy or pdf shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)                                    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PARENT BORROWER:	SPX CORPORATION,
a Delaware corporation

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Executive Vice President & Chief Financial Officer

FOREIGN SUBSIDIARY
BORROWERS:	APV UK LIMITED,
a company incorporated in England and Wales

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Director

BALCKE-DÜRR GMBH,
a limited liability company formed in Germany

	By:	/s/ Dr. Robert Bartels
	Name:	Dr. Robert Bartels
	Title:	President & Managing Director Balcke-Durr Global

	By:	/s/ Andre Sombecki
	Name:	Andre Sombecki
	Title:	CFO, Managing Director Global Thermal
Service & Cooling EMEA

BRAN + LUEBBE GMBH,
a limited liability company formed in Germany

	By:	/s/ Hanno Kellner
	Name:	Hanno Kellner
	Title:	Managing Director

	By:	/s/ Thomas Strobl
	Name:	Thomas Strobl
	Title:	Managing Director

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

FOREIGN SUBSIDIARY
BORROWERS (continued):	GIVEN under the common seal of
DOLLINGER IRELAND LIMITED:

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Director

	By:	/s/ Kevin L. Lilly
	Name:	Kevin L. Lilly
	Title:	Director

SPX COOLING TECHNOLOGIES GMBH,
a limited liability company formed in Germany

	By:	/s/ Marc Michael
	Name:	Marc Michael
	Title:	President Dry Cooling & Managing Director SPX Cooling GmbH

	By:	/s/ Andre Sombecki
	Name:	Andre Sombecki
	Title:	CFO, Managing Director Global Thermal Service & Cooling EMEA

SPX COOLING TECHNOLOGIES SINGAPORE PTE. LTD.,
a private limited liability company formed in Singapore

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Director

SPX DEHYDRATION & PROCESS FILTRATION B.V.,
a private limited liability company formed in the Netherlands

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Managing Director

	By:	/s/ Kevin L. Lilly
	Name:	Kevin L. Lilly
	Title:	Managing Director

SPX INTERNATIONAL LIMITED,
a company incorporated in England and Wales

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Director

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

FOREIGN SUBSIDIARY
BORROWERS (continued):	SPX PROCESS EQUIPMENT LIMITED,
a company incorporated in England and Wales

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Director

SPX PROCESS EQUIPMENT PTE. LTD.,
a private limited liability company formed in Singapore

	By:	/s/ Jenny Ng
	Name:	Jenny Ng
	Title:	Director

SPX PROCESS EQUIPMENT PTY. LTD.,
a company organized and existing under the laws of Australia

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Director

	By:	/s/ Kevin L. Lilly
	Name:	Kevin L. Lilly
	Title:	Director

SPX SWEDEN AB,
a private limited liability company formed in Sweden

	By:	/s/ Kevin L. Lilly
	Name:	Kevin L. Lilly
	Title:	Chairman of the Board

SUBSIDIARY
GUARANTORS:	APV NORTH AMERICA, INC.,
a Delaware corporation

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	President

FLAIR CORPORATION,
a Delaware corporation

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Executive Vice President

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

SUBSIDIARY
GUARANTORS (continued):	KAYEX CHINA HOLDINGS, INC.,
a Delaware corporation

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Vice President & Treasurer

THE MARLEY COMPANY LLC,
a Delaware limited liability company

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	President

MARLEY ENGINEERED PRODUCTS LLC,
a Delaware limited liability company

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Executive Vice President

THE MARLEY-WYLAIN COMPANY,
a Delaware corporation

	By:	/s/ Dan Watanapongse
	Name:	Dan Watanapongse
	Title:	VP of Finance/CFO

MCT SERVICES LLC,
a Delaware limited liability company

	By:	SPX Cooling Technologies, Inc.,
a Delaware corporation, its Sole Member

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Executive Vice President

P.S.D., INC.,
a Ohio corporation

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Vice President

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

SUBSIDIARY
GUARANTORS (continued):	SPX COOLING TECHNOLOGIES, INC.,
a Delaware corporation

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Executive Vice President

SPX HEAT TRANSFER, INC.,
a Delaware corporation

	By:	/s/ Kevin L. Lilly
	Name:	Kevin L. Lilly
	Title:	Executive Vice President & Secretary

SPX PRECISION COMPONENTS LLC,
a Delaware limited liability company

	By:	/s/ Kevin L. Lilly
	Name:	Kevin L. Lilly
	Title:	Vice President & Secretary

TCI INTERNATIONAL, INC.,
a Delaware corporation

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Vice President

WAUKESHA ELECTRIC SYSTEMS, INC.,
a Wisconsin corporation

	By:	/s/ Patrick J. O’Leary
	Name:	Patrick J. O’Leary
	Title:	Vice President

XCEL ERECTORS, INC.,
a Delaware corporation

	By:	/s/ Robert B. Foreman
	Name:	Robert B. Foreman
	Title:	President

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ W. Thomas Barnett
	Name:	W. Thomas Barnett
	Title:	Senior Vice President

FOREIGN TRADE
FACILITY AGENT:	DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT
BRANCH, as Foreign Trade Facility Agent

	By:	/s/ Christiane Roth
	Name:	Christiane Roth
	Title:	Director

	By:	/s/ Burghard Repmann
	Name:	Burghard Repmann
	Title:	Director

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swingline Lender, Issuing Lender and Foreign Issuing Lender

	By:	/s/ W. Thomas Barnett
	Name:	W. Thomas Barnett
	Title:	Senior Vice President

DEUTSCHE BANK AG DEUTSCHLANDGESCHÄFT
BRANCH, as a Lender and Foreign Issuing Lender

	By:	/s/ Christiane Roth
	Name:	Christiane Roth
	Title:	Director

	By:	/s/ Burghard Repmann
	Name:	Burghard Repmann
	Title:	Director

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Marguerite Sutton
Name:	Marguerite Sutton
Title:	Director

By:	/s/ Enrique Landaeta
Name:	Enrique Landaeta
Title:	Vice President

BANK OF CHINA, NEW YORK BRANCH,
as a Lender and Foreign Issuing Lender

By:	/s/ William W. Smith
Name:	William W. Smith
Title:	Deputy General Manager

BANK OF COMMUNICATIONS CO. LTD., NEW YORK BRANCH,
as a Lender

By:	/s/ Shelley He
Name:	Shelley He
Title:	Deputy General Manager

BANK OF HAWAII,
as a Lender

By:	/s/ Darlene Martoglio
Name:	Darlene Martoglio
Title:	Vice President

THE BANK OF NOVIA SCOTIA,
as a Lender and a Foreign Issuing Lender

By:	/s/ Brian Allen
Name:	Brian Allen
Title:	Managing Director

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

BANK OF TAIWAN,
as a Lender and a Foreign Issuing Lender

By:	/s/ Thomas K.C. Wu
Name:	Thomas K.C. Wu
Title:	VP & General Manager

THE BANK OF TOKYO-MITSUBISHI UFJ, Ltd., NEW YORK BRANCH,
as a Lender and a Foreign Issuing Lender

By:	/s/ George Stoecklein
Name:	George Stoecklein
Title:	Authorized Signatory

BAYERISCHE LANDESBANK,
as a Lender

By:	/s/ Paul R. Casino
Name:	Paul R. Casino
Title:	Vice President

BAYERISCHE LANDESBANK,
as a Lender

By:	/s/ Christopher Dowd
Name:	Christopher Dowd
Title:	Vice President

CAPITAL ONE NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Enrico Panno
Name:	Enrico Panno
Title:	Senior Vice President

COMERICA BANK,
as a Lender and a Foreign Issuing Lender

By:	/s/ Scott Konalski
Name:	Scott Konalski
Title:	Vice President

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

COMMERZBANK AG, NEW YORK and GRAND CAYMAN BRANCHES,
as a Lender and a Foreign Issuing Lender

By:	/s/ Edward Forsberg
Name:	Edward Forsberg
Title:	Senior Vice President

By:	/s/ Matthew Havens
Name:	Matthew Havens
Title:	Assistant Vice President

By:	/s/ Michael Hansen
Name:	Michael Hansen
Title:

By:	/s/ K. Mader
Name:	K. Mader
Title:

COMPASS BANK,
as a Lender

By:	/s/ Eric J. Paul
Name:	Eric J. Paul
Title:	Senior Vice President

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK,
as a Lender and a Foreign Issuing Lender

By:	/s/ Rod Hurst
Name:	Rod Hurst
Title:	Managing Director

By:	/s/ Yuri Muzichenko
Name:	Yuri Muzichenko
Title:	Director

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

DBS BANK LTD, Los Angeles Agency,
as a Lender and a Foreign Issuing Lender

By:	/s/ James McWalters
Name:	James McWalters
Title:	General Managing

DNB BANK, ASA, NEW YORK BRANCH,
as a Lender and a Foreign Issuing Lender

By:	/s/ Kristin Riise
Name:	Kristin Riise
Title:	First Vice President

FIRST COMMERCIAL BANK, NEW YORK AGENCY,
as a Lender and a Foreign Issuing Lender

By:	/s/ May Hsiao
Name:	May Hsiao
Title:	Assistant General Manager

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Rebecca A. Ford
Name:	Rebecca A. Ford
Title:	Duly Authorized Signatory

THE GOVERNOR AND COMPANY of the BANK OF IRELAND,
as a Lender and a Foreign Issuing Lender

By:	/s/ Wendy Hobson
Name:	Wendy Hobson
Title:	Authorised Signatory

By:	/s/ Mary Gaffney
Name:	Mary Gaffney
Title:	Authorised Signatory

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

HSBC BANK USA,
as a Lender and a Foreign Issuing Lender

By:	/s/ Jeff Henry
Name:	Jeff Henry
Title:	SVP

INTESA SAN PAOLO S.P.A.,
as a Lender and a Foreign Issuing Lender

By:	/s/ John J. Michalisin
Name:	John J. Michalisin
Title:	First Vice President

By:	/s/ Francesco Di Mario
Name:	Francesco Di Mario
Title:	First Vice President & Credit Manager

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Robert P. Kellas
Name:	Robert P. Kellas
Title:	Executive Director

LANDESBANK BADEN WURTTEMBERG NEW YORK and/or CAYMAN ISLANDS BRANCH,
as a Lender and a Foreign Issuing Lender

By:	/s/ Francois Delangle
Name:	Francois Delangle
Title:	Vice President

By:	/s/ Ralph Enders
Name:	Ralph Enders
Title:	Vice President

MIZUHO CORPORATE BANK LTD.,
as a Lender and a Foreign Issuing Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

NORDEA BANK FINLAND PLS NEW YORK and GRAND CAYMAN BRANCHES,
as a Lender and Foreign Issuing Lender

By:	/s/ Henrik M. Steffensen
Name:	Henrik M. Steffensen
Title:	Senior Vice President

By:	/s/ Gerald E. Chelius
Name:	Gerald E. Chelius
Title:	SVP Credit

SCOTIABANC INC.,
as a Lender

By:	/s/ J.F. Todd
Name:	J.F. Todd
Title:	Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender and Foreign Issuing Lender

By:	/s/ William Ginn
Name:	William Ginn
Title:	Executive Officer

SUNTRUST BANK,
as a Lender and Foreign Issuing Lender

By:	/s/ David Turner
Name:	David Turner
Title:	Vice President

TAIWAN COOPERATIVE BANK,
as a Lender

By:	/s/ Li-Hua Huang
Name:	Li-Hua Huang
Title:	AVP & General Manager

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

TD BANK NATIONAL ASSOCIATION,
as a Lender and Foreign Issuing Lender

By:	/s/ Robert Zeller
Name:	Robert Zeller
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and Foreign Issuing Lender

By:	/s/ Louis K. Beasley, III
Name:	Louis K. Beasley, III
Title:	Senior Vice President

ZURICH VERSICHERUNG AG,,
as a Lender and Foreign Issuing Lender

By:	/s/ Luc Reuter
Name:	Luc Reuter
Title:	Head, Continental Europe Surety

By:	/s/ Charles Villette
Name:	Charles Villette
Title:	Underwriter, Continental Europe Surety

SPX CORPORATION

FIRST AMENDMENT TO CREDIT AGREEMENT

SCHEDULE 2.5(a)

Issuing Lender	Reference Number	Amount	Beneficiary	Expiry Date
Bank of America, N.A.	68013252	$360,527.00	TIC/UE Treasure Coast J.V.	5/1/10
Bank of America, N.A.	68046301	$245,794.10	Lointek S.L.	8/11/10
Bank of America, N.A.	68024920	$664,000.00	O&G Industries Inc.	11/30/10
Bank of America, N.A.	68046300	$269,013.30	Lointek S.L.	5/30/11
Bank of America, N.A.	68015291	$517,379.10	Bechtel Power Corporation	7/1/12
Bank of America, N.A.	7420611	$924,323.00	Bechtel Power Corporation	8/31/12

SCHEDULE 2.5(c)

Issuing Lender	Reference Number	Amount	Beneficiary	Expiry Date
Bank of America, N.A.	68021543	$590,287.00	South Carolina Public Service Authority	11/12/12
Bank of America, N.A.	68019858	$558,922.00	South Carolina Public Service Authority	11/12/12
Bank of America, N.A.	68030378	$466,381.00	Progress Energy Carolinas Inc.	6/1/13
Bank of America, N.A.	68020433	$600,000.00	HSBC Mexico S.A.	12/15/13
Bank of America, N.A.	68046342	$588,630.00	Boise Power Partners Joint Venture	1/1/14
Bank of America, N.A.	68046017	$171,000.00	HSBC Mexico S.A.	8/14/15

SCHEDULE 2.6(a)(2)

Foreign Issuing Lender	Reference Number	Amount	Beneficiary	Expiry Date
Bank of America, N.A.	3014909	$137,500.00	Siemens Demag Delaval Turmachinery	5/1/10
Bank of America, N.A.	68029407	$1,008,872.20	A-Tec Power Plant Systems AG	8/31/10
Bank of America, N.A.	68021290	$2,787,758.40	HSBC Bank	9/30/10
Bank of America, N.A.	68019914	$181,060.05	Shaw Constructors	1/01/11
Bank of America, N.A.	68019911	$245,175.10	Shaw Constructors	1/1/11
Bank of America, N.A.	68027430	$395,061.70	Zachry Construction Corporation	11/30/11
Bank of America, N.A.	68046502	$324,990.00	Zachry Industrial Inc.	12/15/11
Bank of America, N.A.	68019432	$409,526.30	Calaveras Power Partners Limited Partnership	5/15/12
Bank of America, N.A.	68019250	$297,682.00	Calaveras Power Partners Limited Partnership	5/15/12
Bank of America, N.A.	68019428	$107,829.20	Calaveras Power Partners Limited Partnership	5/15/12
Bank of America, N.A.	68029956	$297,681.52	Calaveras Power Partners Limited Partnership	5/15/12
Bank of America, N.A.	68030330	$508,769.50	Shaw Stone & Webster Inc.	2/28/13
Bank of America, N.A.	68033172	$879,806.00	Sandy Creek Power Partner L.P.	9/30/13